Supplement to Prospectus Dated May 5, 1998
                       Supplement dated November 13, 1998

This Supplement should be retained with the current Prospectus for your variable life insurance policy issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

Notice of Proxy
Contract Owners with Account Value allocated to the Founders Capital Appreciation Sub-account and/or the Robertson Stephens Value + Growth Sub-account as of November 13, 1998 ("record date") will be receiving a solicitation of proxy as beneficial owners of units of the respective
Sub-accounts   that  invest  in  underlying   shares  of  the  Founders  Capital
Appreciation and/or Robertson Stephens Value + Growth portfolios of American Skandia Trust ("shareholders").

Shareholders of the Founders Capital Appreciation portfolio are being asked to appoint Janus Capital Corporation as the new portfolio sub-advisor and to change the portfolio's investment objective and certain fundamental investment restrictions. In connection with the proposed changes, the portfolio's name will be changed to "AST Janus Small-Cap Growth."

Shareholders of the Robertson Stephens Value + Growth portfolio are being asked to appoint OppenheimerFunds, Inc. as the new portfolio sub-advisor and to change the portfolio's investment objective and certain fundamental investment restrictions. In connection with the proposed changes, the portfolio's name will be changed to "AST Oppenheimer Large-Cap Growth."

Contract Owners who choose to allocate Account Value to either the Founders Capital Appreciation Sub-account or the Robertson Stephens Value + Growth Sub-account after the record date will not receive a proxy solicitation and will not be entitled to vote on the changes outlined above. Contract Owners should take this into consideration if they are considering allocating Account Value to either the Founders Capital Appreciation Sub-account or the Robertson Stephens Value + Growth Sub-account.





SPVLI (11/98)